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Exhibit 10.22

SUBSCRIPTION AGREEMENT

        THIS SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of November 3, 2003, is made and entered into by and among Raymond D. Booth, William P. Brick, Billy W. Daniel, Tommy L. Dann, Graham D. Davis, Joseph A. Geloso, Nancy G. Green, John M. Hayes Jr., Kenneth B. Himes, Robert L. Hobson, Steven J. Janusek, Ben D. Key, Marie R. Metzger, William A. Newberry, Mark A. Steffek, William A. Tolany, Jimmy C. Weaver, Trimaran Fund II, L.L.C., Trimaran Parallel Fund II, L.P., Trimaran Capital, L.L.C., CIBC Employee Private Equity Partners (Trimaran), CIBC MB Inc., Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., Bear Stearns MB-PSERS II, L.P., The BSC Employee Fund III, L.P., The BSC Employee Fund IV, L.P. (each a "Purchaser" and together the "Purchasers") and Reddy Ice Holdings, Inc., a Delaware corporation ("Parent") and Reddy Ice Corporation, a Nevada corporation (the "Company") (with respect to Sections 6 and 14 hereof only).

        WHEREAS, on or about November 3, 2003, the Company is expected to enter into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which all of the outstanding stock of Triangle Ice Co., Inc., a North Carolina corporation (the "Target"), will be acquired by the Company, with the Target becoming a wholly owned subsidiary of the Company (the "Acquisition"); and

        WHEREAS, the Purchasers desire to subscribe for and purchase from the Parent, and the Parent desires to sell to each of the Purchasers, Equity Securities (the "Purchased Equity Securities") of the Parent for the purposes of providing a portion of the proceeds necessary to consummate the Acquisition.

        IN CONSIDERATION of the foregoing and of their mutual covenants set forth in this Agreement, the parties hereby agree as follows:

        1.    Definitions.    As used in this Agreement, the following terms shall have the meanings set forth below:

        "Equity Securities" shall mean the common and Series A 12% cumulative redeemable preferred stock of the Parent.

        "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations in effect from time to time thereunder.

        "Sponsor Purchasers" shall mean, collectively, Trimaran Fund II, L.L.C., Trimaran Parallel Fund II, L.P., Trimaran Capital, L.L.C., CIBC Employee Private Equity Fund (Trimaran) Partners, CIBC MB Inc., Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., Bear Stearns MB-PSERS II, L.P., The BSC Employee Fund III, L.P. and The BSC Employee Fund IV, L.P.

        2.    Subscription for and Acquisition of Purchased Equity Securities.    Each Purchaser and the Parent agree as follows:

        (a)   Subscription for Purchased Equity Shares; Purchase Price. Upon the terms and subject to the conditions hereinafter set forth, each Purchaser acting severally and not jointly hereby subscribes for and shall purchase, and the Parent shall issue and sell to each Purchaser, shares of Equity Securities of the Parent for aggregate cash consideration (the "Purchase Price"), in each case, as set forth next to the name of such Purchaser on Schedule I annexed hereto.

        (b)   Closing. The closing (the "Closing") of the purchase and sale of the Purchased Equity Securities shall take place on the same date and at the same location as the closing of the Acquisition, or at such other place as the Parent shall determine. At the Closing, each Purchaser shall deliver or cause to be delivered to the Parent the Purchase Price in immediately available funds against delivery of one or more certificates representing the Purchased Equity Securities purchased by such Purchaser.

        (c)   Blue Sky Compliance. The Parent shall comply with all state securities or "blue sky" laws which might be applicable to the sale to each of the Purchasers of its Purchased Equity Securities hereunder, and each of the Purchasers agrees to provide the Parent with such information and cooperate with such filings as may be required in connection with such compliance.

        3.    Representations and Warranties of the Purchasers.

        (a)   Representations and Warranties. Each Purchaser acting severally and not jointly, represents and warrants to, and agrees with, the Parent that:

          (i)    Each Purchaser is acquiring the Purchased Equity Securities to be purchased by it for its own account for investment purposes and not with a view to or for sale or distribution in violation of the Securities Act or other applicable law.

          (ii)   Each Purchaser has been advised by the Parent that: (A) neither the offer nor sale of any Purchased Equity Securities has been registered under the Securities Act or any state or foreign securities or "blue sky" laws, (B) the Purchased Equity Securities are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Parent in a transaction not involving a public offering and that each Purchaser must continue to bear the economic risk of the investment in its Purchased Equity Securities unless the offer and sale of its Purchased Equity Securities is subsequently registered under the Securities Act and all applicable state or foreign securities or "blue sky" laws or an exemption from such registration is available, (C) it is not anticipated that there will be any public market for the Purchased Equity Securities in the foreseeable future, (D) when and if the Purchased Equity Securities may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (E) if the Rule 144 exemption is not available, public offer or sale of any Purchased Equity Securities without registration shall require the availability of another exemption under the Securities Act, (F) a restrictive legend in the form satisfactory to the Parent shall be placed on the certificates representing the Purchased Equity Securities, (G) a notation shall be made in the appropriate records of the Parent indicating that the Purchased Equity Securities are subject to restrictions on transfer and, if the Parent should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions shall be issued to such stock transfer agent and (H) the Purchased Equity Securities shall be subject to additional transfer restrictions pursuant to the Shareholders Agreement.

          (iii)  Each Purchaser has such knowledge, skill and experience in business, financial and investment matters, as well as knowledge of Parent and the Company specifically, so that such Purchaser is capable of evaluating the merits, risks and consequences of an investment in the Purchased Equity Securities to be purchased by it and is able to bear the economic risk of loss of its investment.

          (iv)  Each Purchaser has all the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (v)   This Agreement has been duly and validly executed and delivered by each Purchaser.

          (vi)  This Agreement constitutes the valid, binding and enforceable agreement of each Purchaser except as enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (vii) The execution, delivery and performance by each Purchaser of this Agreement does not and shall not (A) constitute or result in a breach of or a default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any agreement to which any Purchaser is a party, (B) violate any law binding upon any Purchaser or to which any of its assets are subject or (C) require the consent of any third party or governmental body or agency.

        4.    Representations and Warranties of the Parent.

        (a)   Representations and Warranties. The Parent represents and warrants to each Purchaser that:

          (i)    The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii)   On the date hereof, the authorized capital stock of the Parent consists of 300,000 shares of common stock, par value $.01 per share, of which 94,050 shares are outstanding and 200,000 shares of preferred stock, $.01 par value per share, of which 100,000 shares have been designated as 12% Cumulative Redeemable Preferred Stock, Series A, and of which 94,050 shares are outstanding.

          (iii)  The Parent has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (iv)  This Agreement has been duly and validly authorized, executed and delivered by the Parent.

          (v)   This Agreement constitutes the valid, binding and enforceable agreement of the Parent, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (vi)  The execution, delivery and performance by the Parent of this Agreement does not and shall not (A) violate any provision of the Parent's certificate of incorporation or by-laws, (B) constitute or result in a breach of or a default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any agreement to which the Parent is a party, (C) violate any law binding upon the Parent or to which any of its assets are subject or (D) require the consent of any third party or governmental body or agency.

          (vii) The Purchased Equity Securities, upon issuance by the Parent following receipt of the Purchase Price therefore, will be duly authorized, validly issued, fully paid and non-assessable.

          (viii) Assuming the accuracy of the representations set forth in Section 3 hereof, the offer and sale of the Purchased Equity Securities is exempt from the registration requirements of the Securities Act.

        5.    Conditions to Performance.

        (a)   Conditions to the Parent's Obligations. The Parent's obligations to issue to each Purchaser the Purchased Equity Securities to be purchased by each Purchaser hereunder are subject to the performance by each Purchaser at or prior to the Closing of all of the agreements of each Purchaser contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the further condition that the representations and warranties of each Purchaser contained in Section 3 hereof shall be true and correct in all material respects as of the Closing and no statute, rule, regulation or order of any court or administrative agency shall be in effect which prohibits the Parent, the Company or any of the Purchasers from consummating the transactions contemplated hereby.

        (b)   Conditions to each Purchaser's Obligations. The obligation of each Purchaser to deliver the Purchase Price for the Purchased Equity Securities purchased by it is subject to the performance by the Parent at or prior to the Closing of all of the agreements of the Parent contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the further conditions that (i) the representations and warranties of the Parent contained in Section 4 hereof shall be true and correct as of the Closing and (ii) all conditions to the occurrence of the Acquisition shall have been satisfied in accordance with the terms of the Purchase Agreement without waiver unless consented to by the Company in its sole discretion.

        6.    Tax.    Notwithstanding anything herein to the contrary, each of the Purchasers, the Parent and the Company (and each affiliate and person acting on behalf of any such party) agree that each party (and each employee, representative and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Acquisition and this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Acquisition and this Agreement, (ii) the existence or status of any negotiations, (iii) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the Acquisition and this Agreement) or (iv) any other term or detail not relevant to the tax treatment or the tax structure of the Acquisition and this Agreement.

        7.    Survival.    The representations and warranties of the parties set forth in this Agreement shall survive the Closing.

        8.    Binding Effect.    The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and the heirs, successors and assigns of the parties hereto.

        9.    Fees and Expenses.    Each Purchaser shall bear its own costs and expenses in connection with the negotiation, execution and delivery of this Agreement.

        10.    Assignment.    No Purchaser shall assign any rights under this Agreement without the prior written consent of the Parent (which consent may be withheld in the Parent's sole and absolute discretion). Any purported assignment of rights hereunder by any Purchaser which has not been consented to by the Parent shall be void.

        11.    Applicable Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        12.    Invalidity of Provisions.    The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

        13.    Headings; Execution in Counterparts.    The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

        14.    Notices.    All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed:

  (a)
  If to the Parent, to it at the following address:

    Reddy Ice Holdings, Inc.
    3535 Travis Street, Suite 170
    Dallas, Texas 75204

  (b)
  If to any Purchaser or to the Company:

    c/o such Purchaser (if any)
    Reddy Ice Corporation
    3535 Travis Street, Suite 170
    Dallas, Texas 75204

or at such other address as such party shall have specified by notice in writing to the other parties in accordance with this Section 14.

        15.    Amendment.    This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the party sought to be charged therewith. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        16.    Integration.    The parties agree that this Agreement contains the entire understanding among the parties hereto relating to the specific matter hereof.

        17.    Third Party Beneficiaries.    Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any third party any rights or remedies against any party hereto.

        [Remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the Parent, each Purchaser and the Company have executed this Agreement as of the date first above written.

REDDY ICE HOLDINGS, INC.
By:	/s/ JIMMY C. WEAVER
	Name:	Jimmy C. Weaver
	Title:	President and Chief Operating Officer
By:	/s/ STEVEN J. JANUSEK
	Name:	Steven J. Janusek
	Title:	Vice President and Secretary

/s/ RAYMOND D. BOOTH Raymond D. Booth
/s/ WILLIAM P. BRICK William P. Brick
/s/ BILLY W. DANIEL Billy W. Daniel
/s/ TOMMY L. DANN Tommy L. Dann
/s/ GRAHAM D. DAVIS Graham D. Davis
/s/ JOSEPH A. GELOSO Joseph A. Geloso
/s/ NANCY G. GREEN Nancy G. Green
/s/ JOHN M. HAYES JR. John M. Hayes Jr.
/s/ KENNETH B. HIMES Kenneth B. Himes
/s/ ROBERT L. HOBSON Robert L. Hobson
/s/ STEVEN J. JANUSEK Steven J. Janusek
/s/ BEN D. KEY Ben D. Key

/s/ MARIE R. METZGER Marie R. Metzger
/s/ WILLIAM A. NEWBERRY William A. Newberry
/s/ MARK A. STEFFEK Mark A. Steffek
/s/ WILLIAM A. TOLANY William A. Tolany
/s/ JIMMY C. WEAVER Jimmy C. Weaver

TRIMARAN FUND II, L.L.C.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
TRIMARAN PARALLEL FUND II, L.P.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
TRIMARAN CAPITAL, L.L.C.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
CIBC MB INC.
By:	Trimaran Fund Management, L.L.C., its investment manager
By:	/s/ STEVEN A. FLYER
	Name:	Steven A. Flyer
	Title:	Managing Director
BEAR STEARNS MERCHANT BANKING PARTNERS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P., its general partner
By:	JDH Management, L.L.C., its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
BEAR STEARNS MERCHANT BANKING INVESTORS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P., its general partner
By:	JDH Management, L.L.C., its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director

BEAR STEARNS MB-PSERS II, L.P.
By:	Bear Stearns Merchant Capital II, L.P., its general partner
By:	JDH Management, L.L.C., its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
THE BSC EMPLOYEE FUND III, L.P.
By:	Bear Stearns Merchant Capital II, L.P., its general partner
By:	JDH Management, L.L.C., its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director
THE BSC EMPLOYEE FUND IV, L.P.
By:	Bear Stearns Merchant Capital II, L.P., its general partner
By:	JDH Management, L.L.C., its special limited partner
By:	/s/ DAVID E. KING
	Name:	David E. King
	Title:	Senior Managing Director

With respect to Sections 6 and 14 only:
REDDY ICE CORPORATION
By:	/s/ JIMMY C. WEAVER
	Name:	Jimmy C. Weaver
	Title:	President and Chief Operating Officer

Schedule I

Purchaser	Total Number of Common Shares	Total Number of Preferred Shares	Purchase Price
Raymond D. Booth	7.75300	7.75300	$15,506.00
William P. Brick	16.28120	16.28120	$32,562.40
Billy W. Daniel	3.87650	3.87650	$7,753.00
Tommy L. Dann	3.87650	3.87650	$7,753.00
Graham D. Davis	7.75300	7.75300	$15,506.00
Joseph A. Geloso	3.87650	3.87650	$7,753.00
Nancy G. Green	1.93810	1.93810	$3,876.20
John M. Hayes Jr.	1.93810	1.93810	$3,876.20
Kenneth B. Himes	1.93800	1.93800	$3,876.00
Robert L. Hobson	1.93800	1.93800	$3,876.00
Steven J. Janusek	8.52850	8.52850	$17,057.00
Ben D. Key	5.03950	5.03950	$10,079.00
Marie R. Metzger	1.16310	1.16310	$2,326.20
William A. Newberry	3.87650	3.87650	$7,753.00
Mark A. Steffek	1.93800	1.93800	$3,876.00
William A. Tolany	1.93800	1.93800	$3,876.00
Jimmy C. Weaver	19.38250	19.38250	$38,765.00
Trimaran Fund II, L.L.C.	875.20138	875.20138	$1,750,402.76
Trimaran Parallel Fund II, L.P.	359.74923	359.74923	$719,498.46
Trimaran Capital, L.L.C.	55.17146	55.17146	$110,342.92
CIBC Employee Private Equity Partners (Trimaran)	556.37377	556.37377	$1,112,747.54
CIBC MB Inc.	606.98666	606.98666	$1,213,973.32
Bear Stearns Merchant Banking Partners II, L.P.	967.20377	967.20377	$1,934,407.54
Bear Stearns Merchant Banking Investors II, L.P.	191.93324	191.93324	$383,866.48
Bear Stearns MB-PSERS II, L.P.	531.43658	531.43658	$1,062,873.16
The BSC Employee Fund III, L.P.	274.72625	274.72625	$549,452.50
The BSC Employee Fund IV, L.P.	488.18266	488.18266	$976,365.32

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  Exhibit 10.22
SUBSCRIPTION AGREEMENT
  Schedule I